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                                                                    EXHIBIT 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
   PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. 1350)

         The undersigned Chief Executive Officer and Chief Financial Officer of First Keystone Financial, Inc. (the "Registrant") hereby certify that the Registrant's Form 10-Q for the quarter ended June 30, 2003 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained therein fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

                                    /s/ Thomas M. Kelly
                                    --------------------------------------------
                                    Name: Thomas M. Kelly
                                    Title: President and Chief Financial Officer

Date: August 14, 2003